UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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PENWEST PHARMACEUTICALS CO.

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For Immediate Release
CONTACT:

Endo:
Investors/Media: Blaine Davis (610) 459-7158	Media: Kevin Wiggins (610) 459-7281

Investors: Jonathan Neely (610) 459-6645

Penwest: Jennifer Good (203) 796-3701 (877) 736-9378	John Patteson Kekst and Company (212) 521-4800
Endo and Penwest Enter Into Agreement with Sandoz
to Settle OPANA® ER Patent Litigation
Chadds Ford, Pa. — June 8, 2010 — Endo Pharmaceuticals (Nasdaq: ENDP) and Penwest Pharmaceuticals (Nasdaq: PPCO) announced today that the companies have settled litigation with Sandoz, Inc. regarding the production and sale of generic formulations of OPANA® ER (oxymorphone hydrochloride) Extended Release tablets.
Under the terms of the settlement, Endo and Penwest have agreed to grant Sandoz a license to sell a generic of OPANA® ER on Sept. 15, 2012. Further terms of the settlement were not disclosed.
About Penwest Pharmaceuticals
Penwest is a drug development company focused on identifying and developing products that address unmet medical needs, primarily for rare disorders of the nervous system. Penwest is currently developing A0001, or a-tocopherolquinone, a coenzyme Q10 analog demonstrated to improve mitochondrial function in-vitro. Penwest is also applying its drug delivery technologies and drug formulation expertise to the formulation of our collaborators’ product candidates under licensing collaborations.

Penwest Forward-Looking Statements
The matters discussed herein contain forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, which may cause the actual results in future periods to be materially different from any future performance suggested herein. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential,” “appears,” “estimates,” “projects,” “targets,” “may,” “could,” and similar expressions are intended to identify forward-looking statements. Important factors that could cause results to differ materially include the following: the timing of clinical trials, such as the Phase IIa clinical trials referenced above, and risks related to patient enrollment; risks relating to the commercial success of Opana ER, including our reliance on Endo Pharmaceuticals Inc. for the commercial success of Opana ER, risks of generic competition and risks that Opana ER will not generate the revenues anticipated; the need for capital; regulatory risks relating to drugs in development, including the timing and outcome of regulatory submissions and regulatory actions with respect to A0001; whether the results of clinical trials will be indicative of the results of future clinical trials and will warrant further clinical trials, warrant submission of an application for regulatory approval of, or warrant the regulatory approval of, the product that is the subject of the trial; whether the patents and patent applications owned by us will protect the Company’s products and technology; actual and potential competition; and other risks as set forth under the caption Risk Factors in Penwest’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2010, which risk factors are incorporated herein by reference.
The forward-looking statements contained in this press release speak only as of the date of the statements made. Penwest disclaims any intention or obligation to update any forward-looking statements, and these statements should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release.
TIMERx is a registered trademark of Penwest. All other trademarks referenced herein are the property of their respective owners.
About Endo
Endo Pharmaceuticals is a specialty pharmaceutical company engaged in the research, development, sale and marketing of branded and generic prescription pharmaceuticals used to treat and manage pain, prostate cancer and the early onset of puberty in children, or central precocious puberty (CPP). Its products include LIDODERM®, a topical patch to relieve the pain of postherpetic neuralgia; Percocet® and Percodan® tablets for the relief of moderate-to-moderately severe pain; FROVA® tablets for the acute treatment of migraine attacks with or without aura in adults; OPANA® tablets for the relief of moderate-to-severe acute pain where the use of an opioid is appropriate; OPANA® ER tablets for the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time; Voltaren® Gel, which is owned and licensed by Novartis AG, a nonsteroidal anti-inflammatory drug indicated for the relief of the pain of osteoarthritis of joints amenable to topical treatment, such as those of the hands and the knees; VANTAS® for the palliative treatment of advanced prostate cancer; SUPPRELIN® LA for the treatment of early onset puberty in children; and VALSTAR™ for the treatment of BCG-refractory carcinoma in situ (CIS) of the urinary bladder in patients for whom immediate cystectomy would be associated with unacceptable medical risks. The company markets its branded pharmaceutical products to physicians in pain management, urology, endocrinology, oncology, neurology, surgery and primary care. More information, including this and past press releases of Endo Pharmaceuticals, is available at www.endo.com.
Forward Looking Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future total revenues, future expenses, future net income and future earnings per share. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,” “guidance” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this press release. These factors include, but are not limited to: our ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; our ability to obtain regulatory approval of any of our pipeline products; competition for the business of our branded and generic products, and in connection with our acquisition of rights to intellectual property assets; market acceptance of our future products; government regulation of the pharmaceutical industry; our dependence on a small number of products; our dependence on outside manufacturers for the manufacture of a majority of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of narcotics in most of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; our ability to successfully implement our acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of our products and products in development; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which we have been indemnified; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total revenues; a determination by a regulatory agency that we are engaging or have engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of our products and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our annual report on Form 10-K for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission on February 26, 2010. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
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For Immediate Release
CONTACT:

Endo:
Investors/Media: Blaine Davis (610) 459-7158	Media: Kevin Wiggins (610) 459-7281

Investors: Jonathan Neely (610) 459-6645

Penwest: Jennifer Good (203) 796-3701 (877) 736-9378	John Patteson Kekst and Company (212) 521-4800
Endo and Penwest Enter Into Agreement with Impax Laboratories to Settle OPANA® ER Patent Litigation
Chadds Ford, Pa. — June 8, 2010 — Endo Pharmaceuticals (Nasdaq: ENDP) and Penwest Pharmaceuticals (Nasdaq: PPCO) announced today that the companies have settled litigation with Impax Laboratories, Inc. (Nasdaq: IPXL) regarding the production and sale of generic formulations of OPANA® ER (oxymorphone hydrochloride) Extended Release tablets.
Under the terms of the settlement, Endo and Penwest have agreed to grant IMPAX a license to sell a generic of OPANA ER on Jan. 1, 2013. Impax Laboratories will have 180-days of exclusivity for 5, 10, 20, 30 and 40 mg tablets. Further terms of the settlement were not disclosed.
Endo and Penwest also announced that they have executed an amendment to their existing strategic collaboration agreement under which the royalty rate on net sales of Opana ER would now be capped at 22 percent during the period from April 1, 2010 through Dec. 31, 2012, subject to adjustment in the fourth quarter of 2012, and 20 percent during calendar 2013, subject to adjustment in the fourth quarter of 2013.

About Penwest Pharmaceuticals
Penwest is a drug development company focused on identifying and developing products that address unmet medical needs, primarily for rare disorders of the nervous system. Penwest is currently developing A0001, or a-tocopherolquinone, a coenzyme Q10 analog demonstrated to improve mitochondrial function in-vitro. Penwest is also applying its drug delivery technologies and drug formulation expertise to the formulation of our collaborators’ product candidates under licensing collaborations.
Penwest Forward-Looking Statements
The matters discussed herein contain forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, which may cause the actual results in future periods to be materially different from any future performance suggested herein. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential,” “appears,” “estimates,” “projects,” “targets,” “may,” “could,” and similar expressions are intended to identify forward-looking statements. Important factors that could cause results to differ materially include the following: the timing of clinical trials, such as the Phase IIa clinical trials referenced above, and risks related to patient enrollment; risks relating to the commercial success of Opana ER, including our reliance on Endo Pharmaceuticals Inc. for the commercial success of Opana ER, risks of generic competition and risks that Opana ER will not generate the revenues anticipated; the need for capital; regulatory risks relating to drugs in development, including the timing and outcome of regulatory submissions and regulatory actions with respect to A0001; whether the results of clinical trials will be indicative of the results of future clinical trials and will warrant further clinical trials, warrant submission of an application for regulatory approval of, or warrant the regulatory approval of, the product that is the subject of the trial; whether the patents and patent applications owned by us will protect the Company’s products and technology; actual and potential competition; and other risks as set forth under the caption Risk Factors in Penwest’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2010, which risk factors are incorporated herein by reference.
The forward-looking statements contained in this press release speak only as of the date of the statements made. Penwest disclaims any intention or obligation to update any forward-looking statements, and these statements should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release.
TIMERx is a registered trademark of Penwest. All other trademarks referenced herein are the property of their respective owners.

About Endo
Endo Pharmaceuticals is a specialty pharmaceutical company engaged in the research, development, sale and marketing of branded and generic prescription pharmaceuticals used to treat and manage pain, prostate cancer and the early onset of puberty in children, or central precocious puberty (CPP). Its products include LIDODERM®, a topical patch to relieve the pain of postherpetic neuralgia; Percocet® and Percodan® tablets for the relief of moderate-to-moderately severe pain; FROVA® tablets for the acute treatment of migraine attacks with or without aura in adults; OPANA® tablets for the relief of moderate-to-severe acute pain where the use of an opioid is appropriate; OPANA® ER tablets for the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time; Voltaren® Gel, which is owned and licensed by Novartis AG, a nonsteroidal anti-inflammatory drug indicated for the relief of the pain of osteoarthritis of joints amenable to topical treatment, such as those of the hands and the knees; VANTAS® for the palliative treatment of advanced prostate cancer; SUPPRELIN® LA for the treatment of early onset puberty in children; and VALSTAR™ for the treatment of BCG-refractory carcinoma in situ (CIS) of the urinary bladder in patients for whom immediate cystectomy would be associated with unacceptable medical risks. The company markets its branded pharmaceutical products to physicians in pain management, urology, endocrinology, oncology, neurology, surgery and primary care. More information, including this and past press releases of Endo Pharmaceuticals, is available at www.endo.com.
Endo Forward Looking Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future total revenues, future expenses, future net income and future earnings per share. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,” “guidance” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this press release. These factors include, but are not limited to: our ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; our ability to obtain regulatory approval of any of our pipeline products; competition for the business of our branded and generic products, and in connection with our acquisition of rights to intellectual property assets; market acceptance of our future products; government regulation of the pharmaceutical industry; our dependence on a small number of products; our dependence on outside manufacturers for the manufacture of a majority of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of narcotics in most of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; our ability to successfully implement our acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of our products and products in development; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which we have been indemnified; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total revenues; a determination by a regulatory agency that we are engaging or have engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of our products and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our annual report on Form 10-K for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission on February 26, 2010. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
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